SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2003 Date of Report (Date of earliest event reported)

AUTOZONE, INC. (Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street Memphis, Tennessee 38103 (Address of principal executive offices) (Zip Code)

(901) 495-6500 Registrant’s telephone number, including area code

(not applicable) Former name, former address and former fiscal year, if changed since last report.

Item 7. Financial Statements and Exhibits

The following exhibit is furnished with this Current Report:

(c)	Exhibits

99.1	Press Release dated December 9, 2003.

Item 12. Results of Operations and Financial Condition

On December 9, 2003, the Company issued a press release announcing earnings for the fiscal quarter ended November 22, 2003, which is furnished as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

/s/ Michael G. Archbold
Michael G. Archbold Senior Vice President and Chief Financial Officer Customer Satisfaction

Dated: December 9, 2003

EXHIBIT INDEX

99.1	Press Release dated December 9, 2003

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